UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2015

HOMESTREET, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Ste. 2000, Seattle, WA 98101

(Address of principal executive offices) (Zip Code)

(206) 623-3050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously noted in a proxy statement filed with the Securities and Exchange Commission on January 6, 2015, HomeStreet, Inc. (“HomeStreet” or the “Registrant”) has requested a fairness hearing with the California Department of Business Oversight (the “CDBO”) seeking a determination from the CDBO that the proposed merger of HomeStreet and Simplicity Bancorp, Inc. (“Simplicity”) is fair, just and equitable. A copy of the notice being sent or given by Simplicity to its stockholders is provided herewith as Exhibit 99.1. A copy of this notice is being filed by Simplicity and will be first sent or given to Simplicity’s stockholders on or about January 27, 2015. By providing the notice hereunder, the Registrant does not intend to use the information therein for the purposes of soliciting proxies or recommending a vote of the Registrant’s shareholders.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1 Notice of Hearing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2015

HomeStreet, Inc.

By:	/s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary